TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses (as applicable)

and Statements of Additional Information

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Effective February 26, 2021, all Class T2 shares and the Class R1 shares for those funds listed below will be terminated. As of that date, all references to Class T2 shares and the applicable Class R1 shares are deleted in their entirety from the relevant Prospectuses, Summary Prospectuses and Statements of Additional Information.

Funds Terminating Class R1 shares:

Transamerica Bond
Transamerica Capital Growth
Transamerica Emerging Markets Debt
Transamerica Global Equity
Transamerica High Yield Bond
Transamerica International Equity
Transamerica Large Cap Value
Transamerica Multi-Managed Balanced
Transamerica Short-Term Bond
Transamerica Small/Mid Cap Value
Transamerica Sustainable Equity Income (formerly, Transamerica Dividend Focused)

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Supplement to the Currently Effective Retail Prospectus and Statement of Additional Information

Effective March 16, 2021, the second paragraph of the “Choosing a Share Class” section of the Prospectus will be replaced in its entirety by the following:

If you are investing a large amount and/or plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares if you plan to invest for a period of less than 5 years. Effective March 16, 2021, if you hold Class C shares for eight years from the date of purchase, they will generally automatically convert to Class A shares of the same fund, resulting in lower 12b-1 distribution and fees after conversion. (Until March 16, 2021, Class C shares automatically convert to Class A shares after ten years.) Please see the section “Class C Shares – Level Load” for further information of the conversion process.

Effective March 16, 2021, the following information will replace in its entirety the “Class C Shares – Level Load” subsection of the “Choosing a Share Class” section of the Prospectus:

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year.

The maximum purchase order in Class C shares is $999,999.99.

Subject to the conditions and circumstances set out below, effective March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase, provided that the relevant Transamerica Funds or the financial intermediary through which you have purchased or hold Class C shares, has records verifying that the Class C shares have been held for at least eight years. (Until March 16, 2021, Class C shares automatically convert to Class A shares after ten years.) Conversion is done at NAV. Please check with your financial intermediary for details. Please note that the financial intermediary involved with your share purchase is solely responsible for converting any eligible Class C shares in an omnibus arrangement. Certain financial intermediaries may choose to convert your Class C shares in an omnibus arrangement earlier than eight years. The automatic conversion of Class C shares to Class A shares will not apply to Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account. Account numbers will need to be provided by the financial intermediary holding the group retirement plan(s) to have those accounts excluded from the automatic conversion. In such circumstances, please speak to your financial advisor (or the plan provider’s financial intermediary) for further information.

Following the conversion of your Class C shares, your new Class A shares will be subject to those charges as set out for Class A shares (above).

Effective March 16, 2021, the third paragraph under the heading “Purchase of Shares” in the “Purchase, Redemption and Pricing of Shares” section of the Statement of Additional Information will be replaced in its entirety by the following:

Subject to the conditions and circumstances set out below, effective March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase, provided that the relevant Transamerica Funds or the financial intermediary through which you have purchased or hold Class C shares, has records verifying that the Class C shares have been held for at least eight years. (Until March 16, 2021, Class C shares automatically convert to Class A shares after ten years.) Please check with your financial intermediary for details. Please note that the financial intermediary involved with your share purchase is solely responsible for converting any eligible Class C shares in an omnibus arrangement. Certain financial intermediaries may choose to convert your Class C shares in an omnibus arrangement earlier than eight years. The automatic conversion of Class C shares to Class A shares will not apply to Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account. Account numbers will need to be provided by the financial intermediary holding the group retirement plan(s) to have those accounts excluded from the automatic conversion. In such circumstances, please speak to your financial advisor (or the plan provider’s financial intermediary) for further information.

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Supplement to the Currently Effective Retail Prospectus

Effective January 15, 2021, the corresponding information included in the “Appendix – Waivers and Discounts Available from Intermediaries” section of the Prospectus is deleted in its entirety and replaced with the following:

Ameriprise Financial (“Ameriprise”):

Shareholders purchasing fund shares through an Ameriprise platform or account will be eligible for the following front-end sales charge waivers and discounts with respect to Class A shares, which may differ from those disclosed elsewhere in the prospectus or SAI.

Class A Shares Front-end Sales Charge Waivers Available at Ameriprise

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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

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Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•	Employees and registered representatives of Ameriprise or its affiliates and their immediate family members.

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Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

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Investors Should Retain this Supplement for Future Reference

December 18, 2020